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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
October 15, 1998

                      Fleet Credit Card Master Trust II
                (Formerly ADVANTA Credit Card Master Trust II)
            (Exact name or Registrant as specified in its charter)

   New York              Reg. No. 0-20973              Not Required
(State or other          (Commission File            (I.R.S. Employer
jurisdiction                  Number)                 Identification
of incorporation)                                         Number)

                   Fleet Bank (RI), National Association
                    Attention: Linda Morris, Secretary

                             101 Gibraltar Road
                     Horsham, Pennsylvania  19044-2303

                       (Address of Owner/Servicer)

                              50 Kennedy Plaza
                                 18th Floor
                           Providence, RI  02903

                  (Address of principal executive offices)

              (215) 444-6800  (Telephone Number of Owner/Servicer)
                      (Registrant's Telephone Number)


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        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the September 1998 Monthly Period of the Trust in respect of the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1995-A
Series 1995-C, Series 1995-D, Series 1995-F Class A-2 and Class B
Series 1995-G, Series 1996-A Class A-2 and Class B, Series 1996-B
Series 1996-C, Series 1996-D, Series 1996-E and Series 1998-A and the following Fixed Rate Asset Backed Certificates: Series 1995-F, Class A-1 and Series 1996-A, Class A-1 (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal
Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement date as of December 1, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, (the "Agreement"), between Fleet Bank (RI), National Association and Bankers Trust Company, as Trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.


Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust II.


Beginning in October 1998, Fleet Bank (RI) will be making changes to its charge off policies. These policy changes will effect the Default and Excess Spread figures for Fleet Credit Card Master Trust II. The policy changes will be as follows:

1. Accounts will be charged off at 180 days delinquent. This is a change from the current policy of 186 days delinquent for certain accounts. The result of this policy change will be a one-time increase in Defaults and a corresponding decrease in Excess Spread for the October 1998 monthly period (reported in November 1998). The effect on Fleet Credit Card Master
   Trust II is estimated to be between 0.80% - 1.00%.

2. Accounts will be charged off 60 days after notification of the filing of a bankruptcy petition. This is a change from the current policy of 90 days for certain accounts. This policy change will be phased in over three months. The result of this policy change will be an increase in Defaults and a corresponding decrease in Excess Spread for each of the October 1998, November 1998, and December 1998 monthly periods (reported in
   November 1998, December 1998, and January 1999 respectively). The effect on Fleet Credit Card Master Trust II is estimated to be between 1.00% - 1.20% per month.



        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the September 1998 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F Class
     A-2 and Class B, Series 1995-G, Series 1996-A Class A-2 and Class B, Series 1996-B, Series 1996-C, Series 1996-D, Series 1996-E and
     Series 1998-A and the following Fixed Rate Asset Backed Certificates:
     Series 1995-F Class A-1 and Series 1996-A Class A-1 issued by Fleet Credit Card Master Trust II.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                     Fleet Credit Card Master Trust II

                       (Registrant)
                           BY:  Fleet Bank (RI), National Association

                                         (Owner/Servicer)

Date: October 15, 1998     By:    /s/ MICHAEL COCO
                                 ---------------------
                           Name:   Michael Coco
                           Title:  Vice President

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                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the September 1998 Monthly Period        5
     relating to the Asset Backed Certificates Series 1994-B,
     Series 1995-A, Series 1995-C, Series 1995-D, Series
     1995-F, Series 1995-G, Series 1996-A, Series 1996-B
     Series 1996-C, Series 1996-D, Series 1996-E and
     Series 1998-A issued by the Fleet Credit Card Master
     Trust II.